Exhibit 10.4

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO LOGICBIO THERAPEUTICS, INC. IF PUBLICLY DISCLOSED

AMENDMENT NO. 3

TO

AMENDED AND RESTATED EXCLUSIVE (EQUITY) AGREEMENT

THIS AMENDMENT NO. 3 TO THE AMENDED AND RESTATED EXCLUSIVE (EQUITY) AGREEMENT (the “Amendment No. 3”) is made as of January 29, 2020 (“Amendment No. 3 Effective Date”), by and between The Board of Trustees of the Leland Stanford Junior University, an institution of higher education having powers under the laws of the State of California (“Stanford”), and LogicBio Therapeutics, Inc., a Delaware corporation (“LogicBio”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in that certain Amended and Restated Exclusive (Equity) Agreement, dated as of January 31, 2018, by and between Stanford and LogicBio, as amended by that certain Amendment No. 1 dated as of May 3, 2018, and amended again by that certain Amendment No. 2, dated June 3, 2019, to Amended and Restated Exclusive (Equity) Agreement (the “Original Agreement,” and as amended by this Amendment No. 3, the “Agreement”).

RECITALS

WHEREAS, the Parties desire in the future to revise the timeline for and/or definition of the Nomination of Tissues in the Original Agreement and revise certain timelines and diligence milestones set forth in the Original Agreement;

WHEREAS, LogicBio desires an additional few months to consider the tissue designations and timelines of the diligence milestones, as set forth in the Agreement;

WHEREAS, pursuant to Section 19.4 of the Original Agreement, the Original Agreement may be amended in writing executed by authorized representatives of Stanford and LogicBio; and

WHEREAS, in accordance with Section 19.4 of the Original Agreement, Stanford and LogicBio desire to amend the Agreement in the manner provided herein.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, Stanford and LogicBio hereby agree as follows:

1.	Amendment of Agreement.

a.	Section 2.32 of the Original Agreement is hereby amended and restated in its entirety as follows:

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2.32  “Tissue Field of Use” means:

(A)prior to [***]:

(1)	the diagnosis, prevention or treatment of human disease, including, for clarity, hemophilia A and Alpha-1 antitrypsin disease, via genomic editing without a nuclease.

(B)from [***] until [***]

(1)	the diagnosis, prevention or treatment of any human disease of liver tissue that affects less than 200,000 persons in the United States as of [***] via genome editing without a nuclease; and

(2)	the diagnosis, prevention or treatment of human disease of the Nominated Tissues via genome editing without a nuclease.

(C)from [***] onward

(1)	the prevention, treatment or diagnosis of Active Indications via genome editing without a nuclease.

b.	Section 3.3 of the Original Agreement is hereby amended and restated in its entirety as follows:

3.3Nomination of Tissues. At any time on or prior to [***], LogicBio may provide to Stanford a written notice listing up to [***] human tissues that will be the subject of LogicBio's development efforts with respect to the technology licensed under this Agreement. By way of example, and without limiting the foregoing, for purposes of this Agreement "human tissue" includes skeletal muscle tissue, lung tissue and the central nervous system. Beginning on the date on which LogicBio provides such written notice to Stanford, such tissues shall be deemed "Nominated Tissues"; provided that if LogicBio does not incur at least $[***] in research and development expenses with respect to the application of GT and VT to a Nominated Tissue in the [***]-month period beginning on [***] or [***] of any subsequent year, then such tissue will no longer be deemed a "Nominated Tissue" following the end of such [***]-month period.

c.	Section 6.3 of the Original Agreement is hereby amended and restated in its entirety as follows:

6.3Progress Report. By March 1 of each year, LogicBio will submit a written annual report to Stanford covering the preceding calendar year. The report will include information sufficient to enable Stanford to satisfy reporting requirements of the U.S. Government and for Stanford to ascertain progress by LogicBio toward meeting this Agreement's diligence requirements (including without limitation LogicBio's diligence obligations with respect to Nominated

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Tissues and Active Indications). Each report will describe, where relevant: (a) LogicBio's progress toward commercialization of Licensed Product, including work completed, key scientific discoveries, summary of work-in-progress, current schedule of anticipated events or milestones, market plans for introduction of Licensed Product, (b) significant corporate transactions involving Licensed Product, (c) beginning with the first annual report following [***], LogicBio's research and development efforts with respect to each Nominated Tissue, and (d) beginning with the first annual report following [***], LogicBio's research and development efforts with respect to each Active Indication. LogicBio will specifically describe how each Licensed Product is related to each Licensed Patent.

d.	Appendix C – Milestones of the Agreement is hereby amended by replacing Appendix C in the Original Agreement in its entirety with Appendix A to this Amendment No. 3.

2.

Continued Validity of Agreement. Except as specifically amended hereby, the Original Agreement shall continue in full force and effect as originally constituted and is ratified and affirmed by the parties hereto.

3.

Successors and Assigns. The terms and conditions of this Amendment No. 3 shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Amendment No. 3, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Amendment No. 3, except as expressly provided in this Amendment No. 3.

4.

Governing Law. This Amendment No. 3 shall be governed by and construed in accordance with the laws of the State of California, United States of America, applicable to agreements negotiated, executed, and performed within California.

5.

Electronic Copy. This parties to this Amendment No. 3 agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

[Signature pages to follow]

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The parties execute this Amendment in duplicate originals by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

Signature:	/s/ Mona Wan

Name:	Mona Wan

Title:	Associate Director

LOGICBIO THERAPEUTICS, INC.

Signature:	/s/ Bryan Yoon

Name:	Bryan Yoon

Title:	Chief Administrative Officer & General Counsel

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